UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 6, 2000


                              BUSH BOAKE ALLEN INC.
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Virginia                      001-13030                13-2560391
     ----------                    -----------              -----------
(State or other jurisdiction of    (Commission File         (IRS Employer
     incorporation)                 Number)               Identification Number)


   7 Mercedes Drive
   Montvale, NJ                                             07645
   -----------------                                        -----
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (201) 391-9870
                                                     --------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changes since last report)

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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  Control of Bush Boake Allen Inc., a Virginia corporation (the "Registrant"), changed on November 6, 2000. Pursuant to a cash tender offer for all outstanding shares of common stock of the Registrant at a price of $48.50 per share, B Acquisition Corp., a Virginia corporation ("Offeror"), which is a wholly owned subsidiary of International Flavors & Fragrances Inc., a New York corporation ("IFF"), has accepted for payment approximately 18,833,316 shares of the common stock of the Registrant. The tender offer, effected in accordance with an Agreement and Plan of Merger, dated as of September 25, 2000 (the "Merger Agreement"), among the Registrant, IFF and Offeror, commenced on October 6, 2000 and expired at 12:00 midnight New York City time on Friday, November 3, 2000.

                  Prior to the commencement of the tender offer on October 6, 2000, International Paper Company, a New York corporation ("IP"), owned, through a subsidiary, 13,150,000 shares of the common stock of the Registrant constituting approximately 68% of the outstanding shares of common stock of the Registrant. In accordance with the terms of a Voting and Tender Agreement, dated as of September 25, 2000 among IP, the Registrant, IFF and Offeror, a subsidiary of IP tendered all of its 13,150,000 shares for payment into the tender offer. As a result of the tender offer, IFF, through Offeror, now owns approximately 97% of the Registrant and is obligated under the Merger Agreement to effect a merger as soon as practicable to acquire all remaining shares of common stock of the Registrant not held by IFF or Offeror.

                  Pursuant to the Merger Agreement, the current directors of Registrant are expected to resign and they are expected to be replaced by designees of IFF.

                  IFF intends to fund the tender offer and pay related fees and expenses from borrowings under a credit facility provided by Citibank and Salomon Smith Barney and from proceeds from the issuance of commercial paper.

                  On November 6, 2000, Registrant and IFF filed a joint press release announcing the expiration of the tender offer. A copy of the press release is filed herein as an exhibit to this Form 8-K and is hereby incorporated by reference.

ITEM 7.           EXHIBITS

EXHIBIT           DESCRIPTION
-------           -----------

99.1              Joint Press Release, dated November 6, 2000 issued by
                  Registrant and IFF.

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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   BUSH BOAKE ALLEN INC.


Date:    November 6, 2000          By:  /s/ Dennis M. Meany
                                        ---------------------------------------
                                        Name:   Dennis M. Meany
                                        Title:  Vice President, General Counsel
                                                and Secretary





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


                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------

99.1              Joint Press Release, dated November 6, 2000 issued by
                  Registrant and IFF.





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